UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 12, 2009
                                                          ---------------

                               Ronson Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             New Jersey                     0-1031                22-0743290
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(State or Other Jurisdiction of          (Commission            (IRS Employer
         Incorporation)                  File Number)        Identification No.)

      3 Ronson Road, P.O. Box 3000
         Woodbridge, New Jersey                                          07095
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (732) 636-2430
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               RONSON CORPORATION
                                 FORM 8-K INDEX


     ITEM                                                                 PAGE

ITEM 8.01. OTHER INFORMATION                                              1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS                              1




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                           Forward-Looking Statements

         This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectations of future events. The Company cannot assure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.


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Item 8.01. Other Events.

         On August 12, 2009, the Company issued a press release announcing the dismissal without prejudice of the previously announced lawsuit in the United States District Court for the Western District of Pennsylvania filed by Zippo Manufacturing Company ("Zippo") regarding the Company's previously announced execution of a non-binding letter of intent to sell substantially all of the assets of its consumer products division. In addition, the Company has announced that it has entered into a non-binding letter of intent with Zippo for the acquisition of the Company's consumer products division. The consummation of the transaction is subject to, among other things, the negotiation of definitive documentation, satisfactory completion by Zippo of its due diligence review of the consumer products division, final approval the parties' boards of directors and approval by the Company's shareholders, receipt of required third-party consents and various other customary conditions.

The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits: The following exhibits are filed herewith:

 Exhibit No.                              Description
-------------           ----------------------------------------------
Exhibit 99.1            Press Release, dated August 12, 2009, "Ronson
                        Corporation Announces Dismissal of Suit and Execution of
                        Letter of Intent in Connection with Consumer Products
                        Sale".




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Ronson Corporation
Date:    August  13, 2009                     By:/s/  Daryl Holcomb
       -----------------------                   -------------------------------
                                              Daryl Holcomb
                                              Vice President, Chief Financial
                                              Officer and Controller